Exhibit 21

Subsidiary                                                Jurisdiction

HMI CAYMAN HOLDINGS, INC.                                Cayman Islands
HMI OPERATORS, INC.                                          Florida
HVIDE MARINE DE VENEZUELA, S.R.L.                           Venezuela
HVIDE MARINE INTERNATIONAL, INC.                             Florida
HVIDE MARINE TOWING, INC.                                   Delaware
HVIDE MARINE TOWING SERVICES, INC.                           Florida
HVIDE MARINE TRANSPORT, INCORPORATED                         Florida
KINSMANS LINES, INC.                                        Delaware
LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC                     Delaware
LONE STAR MARINE SERVICES, INC.                              Florida
 MARANTA, S. A.                                            Argentina
OCEAN SPECIALTY TANKERS CORPORATION                       Delaware
OFFSHORE MARINE MANAGEMENT, INC.                           Liberia
SEABULK ALBANY, INC.                                  Marshall Islands
SEABULK ALKATAR, INC.                                 Marshall Islands
SEABULK AMERICA PARTNERSHIP, LTD                           Florida
SEABULK ARABIAN, INC.                                 Marshall Islands
SEABULK ARCTIC EXPRESS, INC.                          Marshall Islands
SEABULK ARIES II, INC.                                Marshall Islands
SEABULK ARZANAH, INC.                                 Marshall Islands
SEABULK BARRACUDA, INC.                               Marshall Islands
SEABULK BATON ROUGE, INC.                             Marshall Islands
SEABULK BECKY, INC.                                   Marshall Islands
SEABULK BETSY, INC.                                   Marshall Islands
SEABULK BRAVO, INC.                                   Marshall Islands
SEABULK BUL HANIN, INC.                               Marshall Islands
SEABULK CAPRICORN, INC.                               Marshall Islands
SEABULK CARDINAL, INC.                                Marshall Islands
SEABULK CAROL, INC.                                   Marshall Islands
SEABULK CAROLYN, INC.                                 Marshall Islands
SEABULK CHAMP, INC.                                   Marshall Islands
SEABULK CHEMICAL CARRIERS, INC.                            Florida
SEABULK CHRISTOPHER, INC.                             Marshall Islands
SEABULK CLAIBORNE, INC.                               Marshall Islands
SEABULK CLIPPER, INC.                                 Marshall Islands
SEABULK COMMAND, INC.                                 Marshall Islands
SEABULK CONDOR, INC.                                  Marshall Islands
SEABULK CONSTRUCTOR, INC.                             Marshall Islands
SEABULK COOT I, INC.                                  Marshall Islands
SEABULK COOT II, INC.                                 Marshall Islands
SEABULK CORMORANT, INC.                               Marshall Islands
SEABULK CYGNET I, INC.                                Marshall Islands
SEABULK CYGNET II, INC.                               Marshall Islands
SEABULK DANAH, INC.                                   Marshall Islands
SEABULK DAYNA, INC.                                   Marshall Islands
SEABULK DEBBIE, INC.                                  Marshall Islands
SEABULK DEBRA ANN, INC.                               Marshall Islands
SEABULK DEFENDER, INC.                                Marshall Islands
SEABULK DIANA, INC.                                   Marshall Islands
SEABULK DISCOVERY, INC.                               Marshall Islands
SEABULK DUKE, INC.                                    Marshall Islands
SEABULK EAGLE, INC.                                   Marshall Islands
SEABULK EAGLE II, INC.                                Marshall Islands
SEABULK EMERALD, INC.                                 Marshall Islands
SEABULK ENERGY INC.                                   Marshall Islands
SEABULK EXPLORER INC.                                 Marshall Islands
SEABULK FALCON, INC.                                  Marshall Islands
SEABULK FALCON II, INC.                               Marshall Islands
SEABULK FREEDOM, INC.                                 Marshall Islands
SEABULK FULMAR, INC.                                  Marshall Islands
SEABULK GABRIELLE, INC.                               Marshall Islands
SEABULK GANNET I, INC.                                Marshall Islands
SEABULK GANNET II, INC.                               Marshall Islands
SEABULK GAZELLE, INC.                                 Marshall Islands
SEABULK GIANT, INC.                                   Marshall Islands
SEABULK GREBE, INC.                                   Marshall Islands
SEABULK HABARA, INC.                                  Marshall Islands
SEABULK HAMOUR, INC.                                  Marshall Islands
SEABULK HARRIER, INC.                                 Marshall Islands
SEABULK HATTA, INC.                                   Marshall Islands
SEABULK HAWAII, INC.                                  Marshall Islands
SEABULK HAWK, INC.                                    Marshall Islands
SEABULK HERCULES, INC.                                Marshall Islands
SEABULK HERON, INC.                                   Marshall Islands
SEABULK HORIZON, INC.                                 Marshall Islands
SEABULK HOUBARE, INC.                                 Marshall Islands
SEABULK HUNTER, INC.                                  Marshall Islands
SEABULK IBEX, INC.                                    Marshall Islands
SEABULK ISABEL, INC.                                  Marshall Islands
SEABULK JASPER, INC.                                  Marshall Islands
SEABULK JEBEL ALI, INC.                               Marshall Islands
SEABULK KATIE, INC.                                   Marshall Islands
SEABULK KESTREL, INC.                                 Marshall Islands
SEABULK KING, INC.                                    Marshall Islands
SEABULK KNIGHT, INC.                                  Marshall Islands
SEABULK LAKE EXPRESS, INC.                            Marshall Islands
SEABULK LARA, INC.                                    Marshall Islands
SEABULK LARK, INC.                                    Marshall Islands
SEABULK LIBERTY, INC.                                 Marshall Islands
SEABULK LINCOLN, INC.                                 Marshall Islands
SEABULK LULU, INC.                                    Marshall Islands
SEABULK MAINTAINER, INC.                              Marshall Islands
SEABULK MALLARD, INC.                                 Marshall Islands
SEABULK MARLENE, INC.                                 Marshall Islands
SEABULK MARTIN I, INC.                                Marshall Islands
SEABULK MARTIN II, INC.                               Marshall Islands
SEABULK MASTER, INC.                                  Marshall Islands
SEABULK MERLIN, INC.                                  Marshall Islands
SEABULK MUBARRAK, INC.                                Marshall Islands
SEABULK NADA, INC.                                    Marshall Islands
SEABULK NEPTUNE, INC.                                 Marshall Islands
SEABULK OCEAN SYSTEMS CORPORATION                          Florida
SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION                 Florida
SEABULK OFFSHORE, LTD.                                     Florida
SEABULK OFFSHORE ABU DHABI, INC.                           Florida
SEABULK OFFSHORE DUBAI, INC.                               Florida
SEABULK OFFSHORE HOLDINGS, INC.                       Marshall Islands
SEABULK OFFSHORE INTERNATIONAL, INC.                       Florida
SEABULK OFFSHORE OPERATORS, INC.                           Florida
SEABULK OFFSHORE OPERATORS NIGERIA LIMITED                 Nigeria
SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED               Trinidad
SEABULK OFFSHORE OPERATORS U.K. LIMITED                United Kingdom
SEABULK OFFSHORE, S.A.                                   Switzerland
SEABULK OREGON, INC.                                  Marshall Islands
SEABULK ORYX, INC.                                    Marshall Islands
SEABULK OSPREY, INC.                                  Marshall Islands
SEABULK PELICAN, INC.                                 Marshall Islands
SEABULK PENGUIN I, INC.                               Marshall Islands
SEABULK PENGUIN II, INC.                              Marshall Islands
SEABULK PENNY, INC.                                   Marshall Islands
SEABULK PERSISTENCE, INC.                             Marshall Islands
SEABULK PETREL, INC.                                  Marshall Islands
SEABULK PLOVER, INC.                                  Marshall Islands
SEABULK POWER, INC.                                   Marshall Islands
SEABULK PRIDE, INC.                                   Marshall Islands
SEABULK PRINCE, INC.                                  Marshall Islands
SEABULK PRINCESS, INC.                                Marshall Islands
SEABULK PUFFIN, INC.                                  Marshall Islands
SEABULK QUEEN, INC.                                   Marshall Islands
SEABULK RAVEN, INC.                                   Marshall Islands
SEABULK RED TERN, LIMITED                                  Cyprus
SEABULK ROOSTER, INC.                                 Marshall Islands
SEABULK RUBY, INC.                                    Marshall Islands
SEABULK SABINE, INC.                                  Marshall Islands
SEABULK SALIHU, INC.                                  Marshall Islands
SEABULK SAPPHIRE, INC.                                Marshall Islands
SEABULK SARA, INC.                                    Marshall Islands
SEABULK SEAHORSE, INC.                                Marshall Islands
SEABULK SENGALI, INC.                                 Marshall Islands
SEABULK SERVICE, INC.                                 Marshall Islands
SEABULK SHARI, INC.                                   Marshall Islands
SEABULK SHINDAGA, INC.                                Marshall Islands
SEABULK SKUA I, INC.                                  Marshall Islands
SEABULK SNIPE, INC.                                   Marshall Islands
SEABULK ST. TAMMANY, INC.                                 Louisiana
SEABULK STAR, INC.                                    Marshall Islands
SEABULK SUHAIL, INC.                                  Marshall Islands
SEABULK SWAN, INC.                                    Marshall Islands
SEABULK SWIFT, INC.                                   Marshall Islands
SEABULK TANKERS, LTD.                                      Florida
SEABULK TAURUS, INC.                                  Marshall Islands
SEABULK TENDER, INC.                                  Marshall Islands
SEABULK TERN, INC.                                    Marshall Islands
SEABULK TIMS I, INC.                                  Marshall Islands
SEABULK TITAN, INC.                                   Marshall Islands
SEABULK TOOTA, INC.                                   Marshall Islands
SEABULK TOUCAN, INC.                                  Marshall Islands
 SEABULK TRADER, INC.                                 Marshall Islands
SEABULK TRANSMARINE PARTNERSHIP, LTD.                      Florida
SEABULK TREASURE ISLAND, INC.                         Marshall Islands
SEABULK UMM SHAIF, INC.                               Marshall Islands
SEABULK VERITAS, INC.                                 Marshall Islands
SEABULK VIRGO I, INC.                                 Marshall Islands
SEABULK VOYAGER, INC.                                 Marshall Islands
SEABULK ZAKUM, INC.                                   Marshall Islands
SEAMARK LTD., INC                                          .Panama
SUN STATE MARINE SERVICES, INC.                            Florida